OMB APPROVAL
	OMB Number:	3235-0570
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/13 - 6/30/13

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

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Item 1 -  Report to Shareholders

August 12, 2013

Dear Shareholder,

The Fund's net asset value (the "NAV") was $10.33 as of June 30th. The market price for the Fund's shares ended the period at $10.06, representing a market price discount of 2.6%. During the period the Fund's regular monthly dividend remained at $.065 per share. The annualized dividend yield for a common stock purchase at the year-end 2012 price of $10.45 was 7.46%. As always, we remind shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions and operating expenses among other factors.

As of June 30th, the Fund had borrowed $100 million through its credit facility (the "Facility") with the Bank of Nova Scotia. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The interest rate on the Facility at the end of the period was 1.09%. While the spread between the cost of leverage and the portfolio's current yield at the end of the period was attractive, there is no guarantee that it will remain at this level. As discussed below in the market and strategy review provided by our investment adviser, the current yield of the high yield market as measured by the J.P. Morgan High Yield Index reached a record low during the first half of the year, before rebounding. An increase in the cost of the leverage or reduction in the portfolio's yield will reduce the spread and may reduce the income available for the common dividend.

	Total Returns for the Periods Ending June 30, 2013
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	7.51%	46.01%
New America High Income Fund (NAV and Dividends)	11.62%	44.96%
Lipper Closed-End Fund Leveraged High Yield Average	12.82%	45.34%
Credit Suisse High Yield Index	9.18%	34.23%
Citigroup 10 Year Treasury Index	(4.18%)	14.53%

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index and Citigroup 10 Year Treasury Index are unmanaged indices. Unlike the Fund, the indices have no trading activity, expenses or leverage.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Market Review

The high yield market began the year on a high note, carrying over the positive momentum from the fourth quarter of 2012. However, sentiment shifted in the latter part of the second quarter, leading to negative absolute returns for the quarter. The combined result was a modest gain of 1.52% for the first half as measured by the Credit Suisse High Yield Index. The decline of the high yield market in May and June continues a trend of second-quarter weakness that this asset class has experienced every year since 2008. Although there is no guarantee this trend will continue, in four of those five years, high yield bonds bounced back with positive third-quarter performance as value-conscious and credit-focused investors bought on weakness.

The change in investor sentiment that took hold as we approached mid-year was partly driven by Fed tapering concerns. Although the central bank did not adjust its policy stance, a misinterpretation of Fed Chairman Ben

Bernanke's comments spawned a so-called taper tantrum in which market participants quickly adjusted their expectations regarding the future of Fed asset purchases. U.S. Treasury yields soared to their highest level in nearly two years—pressuring the entire fixed income market—in response to the Federal Reserve more clearly defining the framework for normalizing monetary policy.

In addition, a heavy new issue environment in May likely contributed to the pullback as the market was saturated with new deal terms that mostly favored bond issuers—including historically low coupons. A record-setting $52.3 billion of new high yield bonds priced in May, surpassing the previous mark of $48.4 billion set in January 2013. We believe the heavy supply drained portfolio managers' cash positions, leading to selling pressure as high yield funds experienced redemptions. Industry outflows were modest in May but hit an all-time high in June.

As market volatility increases, buy-side investors should be able to negotiate more favorable deal terms—such as better covenants or higher yields—on new issues. For example, investors had little tolerance for the original pricing and structure of the Valeant Pharmaceuticals deal that was issued to finance its acquisition of Bausch & Lomb. After receiving pushback related to rising-rate concerns, the underwriter shortened the maturities on this sizable deal and increased the coupon. While it is uncertain if investor pushback will continue to gain traction, the example above is a welcomed development as issuers seemed to have the upper hand in most transactions year-to-date.

Importantly, we believe the sell-off was unrelated to the quality of the companies in the below investment-grade universe as fundamentals remained strong and defaults were largely benign. The par-weighted default rate for the J.P. Morgan Global High Yield Index ended the month at 1.09%.

Strategy Review

High yield valuations became somewhat stretched following several quarters of strong performance, leading us to maintain a heavy degree of discipline with respect to playing new issues as we saw little value among new offerings. Our strategy worked well from April into the third week of May as gains in the portfolio's existing holdings were substantial enough to counteract the negative effects of the late-period sell-off. For example, Rite Aid represented a top holding and our high conviction was reflected across three of the company's bond issues. The U.S. drugstore chain has executed a significant operational turnaround over the last few years, leading to solid earnings. Moreover, this issuer's liquidity and maturity profile are favorable, and credit metrics continue to improve, which has resulted in nice gains in the company's bonds. Additionally, we were able to take profits in names like MBIA, Radio Shack and Clear Channel, holdings that have recovered smartly off their lows and delivered compelling gains.

As has been a fairly consistent pattern over recent years, May brought with it a high degree of volatility that carried over into June. The J.P. Morgan Global High Yield Index recorded an all-time low yield of 5.24% in the first part of the month but by late June yields had surged to 7.20%. The Fund was not immune to this adverse move, with BB holdings suffering the greatest degree of volatility. Many securities in this ratings category declined 6 to 10 points in price. The Fund's holdings in the information technology sector saw particularly steep declines. Bonds for NCR, the maker of ATMs, were issued in May with a 4.625% coupon and traded as high as $102 shortly after, but by June had declined to $94.75 as rate fears took hold. BB-rated names like Vimplecom and Eldorado Goldcorp also saw significant markdowns, but we remain constructive on the Fund's positions in these names.

The energy sector also proved to be challenging with many bonds in that industry suffering meaningful declines in the June sell-off. As many of the credits are rated BB, they suffered not only from poor industry fundamentals during the first half, but also a high degree of rate sensitivity. El Paso Holdings bonds, for example, dropped from a range around $118 to as low as $103 in the June softness. We like the credit and attribute the negative price action to the move in rates. We remain underweight the sector and hope that a conservative posture for this industry will help mitigate some of the rate volatility.

On a positive note, the sell-off in the secondary market provided us with opportunities to invest in names we believe are fundamentally sound at a discount or to purchase recently issued bonds that were difficult to source due to overwhelming demand. Our recent credit meeting discussions have centered on these potential secondary market opportunities, with a focus on higher-quality securities that, in our view, have experienced outsized underperformance and spread widening. We also initiated positions in select high-quality emerging markets companies—such as Marfrig and Israel Electric—that look to have become oversold as many investors focused on risk reduction.

Outlook

Similar to the past several years, the high yield market experienced a second-quarter correction. A combination of excessive new supply, capital outflows, and rising U.S. Treasury yields have pressured the asset class. Corrections are normal and healthy, particularly when valuations arguably reach stretched levels. Moreover, we view the sell-off as having been largely driven by technicals and unrelated to the quality of the companies in the high yield universe.

With below investment-grade yields and credit spreads moving higher, we believe the market will eventually stabilize as value-conscious investors reallocate and buy on weakness. We think high yield issuers are fundamentally sound and we expect defaults to remain low over the next two years. A meaningful portion of new issuance in the current cycle has been refinancing related, leading to lower debt costs and a meaningful reduction in near-term maturities.

While our investment team primarily focuses on credit fundamentals and less on the macro environment, we have a constructive view on the U.S. economy. We expect the U.S. to continue on a modest growth trajectory for the foreseeable future, creating a favorable operating environment for most high yield companies. We also think uncertainty around the timing of Fed tapering and monetary policy normalization—given the stated linkage to employment market conditions—could cause additional volatility in the Treasury market. We believe the portfolio will hold up well in relative terms in a rising-rate environment given its low duration and high level of diversity across industries.

From a diversification standpoint, we continue to methodically expand our investment opportunity set, evaluating both emerging markets and European opportunities. Our investment team is afforded the unique opportunity to leverage various independent insights that arise from the firm's global research platform as we broaden our scope outside of traditional U.S. high yield bonds. Our efforts here do not reflect a change in approach and will be prudent, incremental and opportunistic, and are subject to the Fund's non-fundamental limitation restricting non-dollar denominated securities principally traded in foreign markets to 10% of total assets.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Robert F. Birch Lead Director The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry President The New America High Income Fund, Inc.	Paul A. Karpers Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 3013 (Unaudited)	As a Percent of Total Investments
Oil and Gas	12.16%
Broadcasting and Entertainment	10.71%
Telecommunications	9.30%
Finance	7.47%
Diversified/Conglomerate Service	7.45%
Building and Real Estate	6.28%
Healthcare, Education and Childcare	5.60%
Mining, Steel, Iron and Non-Precious Metals	4.57%
Electronics	4.03%
Containers, Packaging and Glass	3.91%
Retail Stores	3.51%
Diversified/Conglomerate Manufacturing	3.41%
Beverage, Food and Tobacco	3.22%
Automobile	3.10%
Chemicals, Plastics and Rubber	3.06%
Hotels, Motels, Inns and Gaming	2.43%
Utilities	2.20%
Personal Transportation	1.10%
Personal, Food and Miscellaneous Services	1.07%
Personal Non-Durable Consumer Products	0.85%
Aerospace and Defense	0.82%
Insurance	0.82%
Printing and Publishing	0.76%
Leisure, Amusement and Entertainment	0.69%
Textiles and Leather	0.58%
Cargo Transport	0.52%
Furnishings	0.18%
Groceries	0.10%
Banking	0.10%
Total Investments	100.00%
Moody's Investors Service Ratings June 30, 2013 (Unaudited)	As a Percent of Total Investments
Baa2	0.16%
Baa3	1.29%
Total Baa	1.45%
Ba1	5.78%
Ba2	6.86%
Ba3	17.11%
Total Ba	29.75%
B1	12.19%
B2	12.98%
B3	18.50%
Total B	43.67%
Caa1	11.70%
Caa2	8.17%
Caa3	0.72%
Total Caa	20.59%
Ca	0.06%
Unrated	3.81%
Equity	0.67%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 138.76% (d)(i)
Aerospace and Defense — 1.14%
$475	Ducommun, Inc., Senior Notes, 9.75%, 07/15/18	B3	$521
500	Esterline Technologies, Senior Notes, 7%, 08/01/20	Ba2	535
775	Kratos Defense and Security Solutions, Inc., Senior Notes, 10%, 06/01/17	B3	829
650	Meccanica Holdings USA, Inc., Senior Notes, 6.25%, 07/15/19 (g)	Baa3	667
200	Spirit Aerosystems, Inc., Senior Notes, 7.50%, 10/01/17	Ba3	209
			2,761
Automobile — 3.99%
125	Affinia Group, Inc., Senior Notes, 7.75%, 05/01/21 (g)	Caa2	128
725	Allison Transmission, Inc., Senior Notes, 7.125% 05/15/19 (g)	B3	767
350	American Axle and Manufacturing, Inc., Senior Notes, 6.25%, 03/15/21	B2	355
375	American Axle and Manufacturing, Inc., Senior Notes, 6.625%, 10/15/22	B2	382
1,000	Chrysler Group LLC, Senior Notes, 8%, 06/15/19	B1	1,094
800	Chrysler Group LLC, Senior Notes, 8.25%, 06/15/21	B1	880
200	Delphi Corporation, Senior Notes, 5%, 02/15/23	Ba1	205
300	Delphi Corporation, Senior Notes, 5.875%, 05/15/19	Ba1	319
375	Delphi Corporation, Senior Notes, 6.125%, 05/15/21	Ba1	408
550	Gestamp Fund Lux S.A., Senior Notes, 5.625%, 05/31/20 (g)	(e)	520
450	Goodyear Tire & Rubber Company, Senior Notes, 6.50%, 03/01/21	B1	457
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$550	Goodyear Tire & Rubber Company, Senior Notes, 8.25%, 08/15/20	B1	$602
200	Goodyear Tire & Rubber Company, Senior Notes, 8.75%, 08/15/20	B1	233
825	Jaguar Land Rover Automotive Plc, Senior Notes, 5.625%, 02/01/23 (g)	Ba3	801
225	LKQ Corporation, Senior Notes, 4.75%, 05/15/23 (g)	Ba3	214
600	Milacron LLC, Senior Notes, 7.75%, 02/15/21 (g)	Caa1	600
225	Pittsburgh Glass Works, LLC, Senior Notes, 8.50%, 04/15/16 (g)	B3	223
450	Schaeffler Finance B.V., Senior Notes, 4.75%, 05/15/21 (g)	Ba3	428
325	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23 (g)	B3	314
300	Sonic Automotive, Inc., Senior Subordinated Notes, 7%, 07/15/22	B3	327
375	TRW Automotive, Inc., Senior Notes, 4.50%, 03/01/21 (g)	Ba2	374
			9,631
Banking — .14%
350	Unicredit SPA, Subordinated Notes, 6.375%, 05/02/23	Baa3	342
Beverage, Food and Tobacco — 4.51%
725	B&G Foods, Inc., Senior Notes, 4.625%, 06/01/21	B1	692
1,025	Barry Callebaut Services, N.V., Senior Notes, 5.50%, 06/15/23 (g)	Ba1	1,018
370	Bumble Bee Acquistion Company, Senior Notes, 9%, 12/15/17 (g)	B3	393
625	Constellation Brands, Inc., Senior Notes, 4.25%, 05/01/23	Ba1	586
600	Constellation Brands, Inc., Senior Notes, 6%, 05/01/22	Ba1	645

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,550	Del Monte Foods Company, Senior Notes, 7.625%, 02/15/19	Caa1	$1,589
660	Esal GMBH, Senior Notes, 6.25%, 02/05/23 (g)	(e)	601
850	Hawk Acquisition Sub, Inc., Senior Notes, 4.25%, 10/15/20 (g)	B1	812
750	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (g)	Ba3	735
95	Marfrig Overseas Ltd., Senior Notes, 9.625%, 11/16/16 (g)	B2	95
375	Michael Foods, Inc., Senior Notes, 8.50%, 07/15/18 (g)	Caa1	386
175	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22	B1	188
375	R&R Ice Cream Plc, Senior Notes, 8.375%, 11/15/17 (g)(EUR)	B1	513
450	R&R Ice Cream Plc, Senior Notes, 9.25%, 05/10/18 (g)(EUR)	(e)	574
350	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B3	371
1,625	U.S. Food Service, Inc., Senior Notes, 8.50%, 06/30/19	Caa2	1,690
			10,888
Broadcasting and Entertainment — 14.82%
250	Altice Financing S.A., Senior Notes, 7.875%, 12/15/19 (g)	B1	267
325	Altice Financing S.A., Senior Notes, 9%, 06/15/23 (g)(EUR)	B3	419
675	Altice Financing S.A., Senior Notes, 9.875%, 12/15/20 (g)	B3	723
1,000	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	B1	967
475	Block Communications, Inc., Senior Notes, 7.25%, 02/01/20 (g)	Ba3	499
275	Cablevision Systems Corporation, Senior Notes, 8.625%, 09/15/17	B1	311
2,625	CCO Holdings, LLC, Senior Notes, 5.125%, 02/15/23	B1	2,461
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$725	CCO Holdings, LLC, Senior Notes, 5.25%, 09/30/22	B1	$689
425	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	445
625	Central European Media Enterprises Ltd., Senior Notes, 11.625%, 09/15/16 (g)(EUR)	(e)	868
1,325	Cequel Communications Holdings I, LLC, Senior Notes, 5.125%, 12/15/21 (g)	B3	1,255
800	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	B3	814
350	Cinemark USA, Inc., Senior Notes, 4.875%, 06/01/23 (g)	B2	334
250	Cinemark USA, Inc., Senior Notes, 5.125%, 12/15/22	B2	242
1,075	Clear Channel Communications, Inc., Senior Notes, 9%, 12/15/19 (g)	Caa1	1,043
175	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	179
675	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	699
250	Cogeco Cable, Inc., Senior Notes, 4.875%, 05/01/20 (g)	(e)	243
600	CSC Holdings, LLC, Senior Notes, 6.75%, 11/15/21	Ba3	646
750	Dish DBS Corporation, Senior Notes, 4.25%, 04/01/18 (g)	Ba3	739
425	Dish DBS Corporation, Senior Notes, 5%, 03/15/23	Ba3	409
800	Dish DBS Corporation, Senior Notes, 5.125%, 05/01/20 (g)	Ba3	788
450	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	458
150	Dish DBS Corporation, Senior Notes, 7.125%, 02/01/16	Ba3	162
575	GTP Acquisition Partners I, LLC, Senior Notes, 7.628%, 06/15/41 (g)	Ba3	603
225	Lamar Media Corporation, Senior Subordinated Notes, 5%, 05/01/23	B1	214

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$325	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	B1	$332
350	Lin Television Corporation, Senior Notes, 8.375%, 04/15/18	B3	372
500	Mediacom Broadband LLC, Senior Notes, 6.375%, 04/01/23	B3	494
475	Nara Cable Funding, Limited, Senior Notes, 8.875%, 12/1/18 (g)	B1	492
200	Nara Cable Funding, Limited, Senior Notes, 8.875%, 12/1/18 (g)	B1	207
350	National CineMedia LLC, Senior Notes, 6%, 04/15/22	Ba2	359
1,675	Netflix, Inc., Senior Notes, 5.375%, 02/01/21 (g)	Ba3	1,667
825	Nexstar Broadcasting, Inc., Senior Notes, 8.875%, 04/15/17	B3	887
100	Numericable Finance & Co. S.C.A., Senior Notes, 8.75%, 02/15/19 (g)(EUR)	B2	139
675	Numericable Finance & Co. S.C.A., Senior Notes, 12.375%, 02/15/19 (g)(EUR)	B2	1,024
475	Polish Television Holding B.V., Senior Notes, 11.25%, 05/15/17 (g)(EUR)	(e)	640
600	Sinclair Television Group, Inc., Senior Notes, 6.125%, 10/01/22	B1	601
125	Sirius XM Radio, Inc., Senior Notes, 4.25%, 05/15/20 (g)	B1	117
450	Sirius XM Radio, Inc., Senior Notes, 4.625%, 05/15/23 (g)	B1	419
725	Starz LLC, Senior Notes, 5%, 09/15/19	Ba2	718
475	Unitymedia Hessen GmbH&Co., Senior Notes, 9.50%, 03/15/21 (g) (EUR)	B3	686
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,400	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	$1,316
525	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	550
150	Univision Communications, Inc., Senior Notes, 6.875%, 05/15/19 (g)	B2	158
1,950	Univision Communications, Inc., Senior Notes, 7.875%, 11/01/20 (g)	B2	2,125
1,750	Univision Communications, Inc., Senior Notes, 8.50%, 05/15/21 (g)	Caa2	1,855
475	UPCB Finance Limited, Senior Notes, 6.875%, 01/15/22 (g)	Ba3	492
550	UPCB Finance Limited, Senior Notes, 7.25%, 11/15/21 (g)	Ba3	590
450	UPC Holding, B.V., Senior Notes, 6.75%, 03/15/23 (g)(CHF)	B2	462
200	UPC Holding, B.V., Senior Notes, 6.75%, 03/15/23 (g)(EUR)	B2	253
575	Videotron Ltee., Senior Notes, 5%, 07/15/22	Ba2	559
175	WaveDivision Holdings, LLC, Senior Notes, 8.125%, 09/01/20 (g)	Caa1	177
775	Wide Open West Finance, LLC, Senior Notes, 10.25%, 07/15/19	Caa1	825
175	Wide Open West Finance, LLC, Senior Subordinated Notes, 13.375%, 10/15/19	Caa1	193
247	WMG Acquisition Corporation, Senior Notes, 6%, 01/15/21 (g)	Ba3	254
300	WMG Acquisition Corporation, Senior Notes, 11.50%, 10/01/18	B3	344
			35,784

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Building and Real Estate — 8.78%
$200	Ainsworth Lumber Company Ltd., Senior Notes, 7.50%, 12/15/17 (g)	B2	$212
400	Ashton Woods USA, LLC, Senior Notes, 6.875%, 02/15/21 (g)	Caa1	404
1,250	Associated Materials, Inc., Senior Notes, 9.125%, 11/01/17	Caa1	1,306
175	Associated Materials, Inc., Senior Notes, 9.125%, 11/01/17 (g)	Caa1	183
275	Aviv Healthcare Properties Ltd. Partnership, Senior Notes, 7.75%, 02/15/19	Ba3	293
175	Beazer Homes USA, Inc., Senior Notes, 7.25%, 02/01/23 (g)	Caa2	178
1,100	CBRE Services, Inc., Senior Notes, 5%, 03/15/23	Ba1	1,039
500	CCRE Company, Senior Notes, 7.75%, 02/15/18 (g)	B1	502
1,350	Cemex SAB de CV, Senior Notes, 5.875%, 03/25/19 (g)	(e)	1,309
750	Cemex SAB de CV, Senior Notes, 9%, 01/11/18 (g)	(e)	788
1,150	Cemex Finance LLC, Senior Notes, 9.375%, 10/12/22 (g)	(e)	1,246
450	Corrections Corporation of America, Senior Notes, 4.625%, 05/01/23 (g)	Ba1	438
650	Dycom Investments Inc., Senior Subordinated Notes, 7.125%, 01/15/21	Ba3	689
650	P.H. Glatfelter Company, Senior Notes, 5.375%, 10/15/20	Ba1	644
525	iStar Financial, Inc., Senior Notes, 7.125%, 02/15/18	B3	545
625	Jefferies LoanCore LLC, Senior Notes, 6.875%, 06/01/20 (g)	B2	609
600	KB Home, Senior Notes, 8%, 03/15/20	B2	666
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$400	Ladder Capital Finance Holdings LLLP, Senior Notes, 7.375%, 10/01/17 (g)	Ba3	$408
475	Masco Corporation, Senior Notes, 5.85%, 03/15/17	Ba3	502
325	Masco Corporation, Senior Notes, 6.125%, 10/03/16	Ba3	352
750	Mercer International, Inc., Senior Notes, 9.50%, 12/01/17	B3	806
225	Meritage Homes Corporation, Senior Notes, 7%, 04/01/22	B1	248
250	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 02/15/22	Ba1	263
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba1	557
575	Nortek, Inc., Senior Notes, 8.50%, 04/15/21	Caa1	611
650	Nortek, Inc., Senior Notes, 10%, 12/01/18	Caa1	705
675	Omega Healthcare Investors, Inc., Senior Notes, 5.875%, 03/15/24	Ba1	709
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Baa3	678
375	RSI Home Products, Inc., Senior Notes, 6.875%, 03/01/18 (g)	B1	380
900	Shea Homes Limited Partnership, Senior Notes, 8.625%, 05/15/19	B2	958
550	Summit Materials LLC, Senior Notes, 10.50%, 01/31/20 (g)	B3	590
525	Texas Industries, Senior Notes, 9.25%, 08/15/20	Caa2	564
575	Toll Brothers Finance, Senior Notes, 4.375%, 04/15/23	Ba1	530
125	USG Corporation, Senior Notes, 8.375%, 10/15/18 (g)	B2	134
450	USG Corporation, Senior Notes, 9.75%, 08/01/14 (g)	B2	467
125	USG Corporation, Senior Notes, 9.75%, 01/15/18	Caa2	141

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$500	William Lyons Homes, Inc., Senior Notes, 8.50%, 11/15/20 (g)	Caa2	$544
			21,198
Cargo Transport — .73%
480	DP World Ltd., Senior Notes, 6.85%, 07/02/37(g)	Baa3	494
246	Florida East Coast Holdings, Senior Notes, 10.50%, 08/01/17 (h)	Caa3	258
600	Florida East Coast Railway Corporation, Senior Notes, 8.125%, 02/01/17	B3	636
45	Kansas City Southern de Mexico, S.A. de C.V., Senior Notes, 6.125%, 06/15/21	Baa3	50
325	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	324
			1,762
Chemicals, Plastics and Rubber — 4.28%
225	Ashland Inc., Senior Notes, 3.875%, 04/15/18 (g)	Ba1	221
475	Ashland Inc., Senior Notes, 4.75%, 08/15/22 (g)	Ba1	469
875	Celanese US Holdings LLC, Senior Notes, 4.625%, 11/15/22	Ba2	855
475	Ciech Group Financing, Senior Notes, 9.50%, 11/30/19 (g)(EUR)	B2	669
225	Compass Minerals International, Inc., Senior Notes, 8%, 06/01/19	Ba2	239
575	Eagle Spinco, Inc., Senior Notes 4.625%, 02/15/21 (g)	Ba3	552
500	Hexion Specialty Chemicals, Inc., Senior Notes, 6.625%, 04/15/20 (g)	Ba3	500
375	Hexion Specialty Chemicals, Inc., Senior Notes, 8.875%, 02/01/18	B3	383
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$425	Hexion Specialty Chemicals, Inc., Senior Notes, 8.875%, 02/01/18 (g)	B3	$433
275	Hexion Specialty Chemicals, Inc., Senior Notes, 9%, 11/15/20	(e)	264
250	Huntsman International LLC, Senior Notes, 4.875%, 11/15/20	B1	247
175	Huntsman International LLC, Senior Subordinated Notes, 8.625%, 03/15/20	B2	190
350	Ineos Group Holdings S.A., Senior Notes, 6.125%, 08/15/18 (g)	Caa1	331
275	Momentive Performance Materials, Inc., Senior Notes, 8.875%, 10/15/20	B1	287
450	Momentive Performance Materials, Inc., Senior Notes, 9%, 01/15/21	Caa1	388
300	Petrologistics LP, Senior Notes, 6.25%, 04/01/20 (g)	B2	288
425	PolyOne Corporation, Senior Notes, 5.25%, 03/15/23 (g)	Ba3	417
325	PolyOne Corporation, Senior Notes, 7.375%, 09/15/20	Ba3	349
1,225	PQ Corporation, Senior Notes, 8.75%, 05/01/18 (g)	Caa1	1,253
600	Rockwood Specialty Group, Inc., Senior Notes, 4.625%, 10/15/20	Ba2	603
475	Trinseo Materials Operating S.C.A., Senior Notes, 8.75%, 02/01/19 (g)	B1	457
525	Tronox Finance LLC, Senior Notes, 6.375%, 08/15/20 (g)	B2	493
100	US Coat Acquisition, Senior Notes, 5.75%, 02/01/21 (g)(EUR)	B1	131
300	US Coat Acquisition, Senior Notes, 7.375%, 05/01/21 (g)	Caa1	308
			10,327
Containers, Packaging and Glass — 5.47%
375	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	402

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$223	ARD Finance S.A., Senior Notes, 11.125%, 06/01/18 (g)(h)	Caa1	$238
475	Ardagh Packaging Finance plc, Senior Notes, 7%, 11/15/20 (g)	B3	456
875	Ardagh Packaging Finance plc, Senior Notes, 9.25%, 10/15/20 (g)(EUR)	B3	1,196
425	Boise Cascade LLC, Senior Notes, 6.375%, 11/01/20	B2	429
250	Boise Paper Holdings LLC, Senior Notes, 8%, 04/01/20	Ba3	265
375	Boise Paper Holdings LLC, Senior Notes, 9%, 11/01/17	Ba3	396
425	Bway Holding Company, Senior Notes, 10%, 06/15/18	Caa1	459
925	Cascades, Inc., Senior Notes, 7.875%, 01/15/20	Ba3	967
875	Clearwater Paper Corporation, Senior Notes, 4.50%, 02/01/23 (g)	Ba2	836
250	Clearwater Paper Corporation, Senior Notes, 7.125%, 11/01/18	Ba2	269
375	Crown Americas LLC, Senior Notes, 4.50%, 01/15/23 (g)	Ba2	353
400	Exopack Holding Corporation, Senior Notes, 10%, 06/01/18	Caa2	402
325	Graphic Packaging International, Inc., Senior Notes, 4.75%, 04/15/21	Ba3	315
525	Graphic Packaging International, Inc., Senior Notes, 7.875%, 10/01/18	Ba3	568
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	399
200	Reynolds Group Issuer, Inc., Senior Notes, 5.75%, 10/15/20	B1	201
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$175	Reynolds Group Issuer, Inc., Senior Notes, 7.125%, 04/15/19	B1	$185
1,350	Reynolds Group Issuer, Inc., Senior Notes, 9%, 04/15/19	Caa2	1,394
425	Reynolds Group Issuer, Inc., Senior Notes, 9.875%, 08/15/19	Caa2	456
285	Rock-Tenn Company, Senior Notes, 3.50%, 03/01/20	Ba1	279
135	Rock-Tenn Company, Senior Notes, 4.45%, 03/01/19	Ba1	142
90	Rock-Tenn Company, Senior Notes, 4.90%, 03/01/22	Ba1	93
675	Sappi Papier Holding GmbH, Senior Notes, 6.625%, 04/15/21 (g)	Ba2	653
575	Sappi Papier Holding GmbH, Senior Notes, 7.75%, 07/15/17 (g)	Ba2	605
275	Sappi Papier Holding GmbH, Senior Notes, 8.375%, 06/15/19 (g)	Ba2	294
625	Sealed Air Corporation, Senior Notes, 5.25%, 04/01/23 (g)	B1	606
320	Tekni Plex, Inc., Senior Notes, 9.75%, 06/01/19 (g)	B3	341
			13,199
Diversified/Conglomerate Manufacturing — 4.76%
375	Amsted Industries, Inc., Senior Notes, 8.125%, 03/15/18 (g)	Ba3	395
325	BC Mountain LLC, Senior Notes, 7%, 02/01/21 (g)	B3	333
450	Builders FirstSource, Inc., Senior Notes, 7.625%, 06/01/21 (g)	Caa2	435
1,075	Building Materials Corporation of America, Senior Notes, 6.75%, 05/01/21 (g)	Ba3	1,137
400	CNH Capital LLC, Senior Notes, 3.625%, 04/15/18 (g)	Ba2	382
900	CNH Capital LLC, Senior Notes, 6.25%, 11/01/16	Ba2	958

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$250	Columbus McKinnon Corporation, Senior Subordinated Notes, 7.875%, 02/01/19	B1	$265
1,525	Commscope, Inc., Senior Notes, 8.25%, 01/15/19 (g)	B3	1,624
500	Fiat Industrial Finance, Senior Notes, 6.25%, 03/09/18 (EUR)	Ba2	706
200	Frigo Glass Finance B.V., Senior Notes, 8.25%, 05/15/18 (g)(EUR)	B1	264
325	General Cable Corporation, Senior Notes, 5.75%, 10/01/22 (g)	B1	323
275	Interline Brands, Inc., Senior Notes, 10%, 11/15/18	Caa1	296
475	KM Germany Holding GMBH, Senior Notes, 8.75%, 12/15/20 (g)(EUR)	B2	634
400	Manitowoc Company, Inc., Senior Notes, 5.875%, 10/15/22	B3	400
300	Manitowoc Company, Inc., Senior Notes, 8.50%, 11/01/20	B3	328
375	Mcron Finance Sub LLC, Senior Notes, 8.375%, 05/15/19 (g)	B1	383
350	Navistar International Corporation, Senior Notes, 8.25%, 11/01/21	B3	344
675	Sensata Technologies BV, Senior Notes, 4.875%, 10/15/23 (g)	B1	644
425	Silver II Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa1	432
1,000	Terex Corporation, Senior Notes, 6%, 5/15/21	B2	1,015
200	Terex Corporation, Senior Notes, 6.50%, 04/01/20	B2	205
			11,503
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Diversified/Conglomerate Service — 10.41%
$1,250	Aguila 3 S.A., Senior Notes, 7.875%, 01/31/18 (g)	B2	$1,287
550	Alliance Data Systems Company, Senior Notes, 5.25%, 12/01/17 (g)	(e)	571
575	Alliance Data Systems Company, Senior Notes, 6.375%, 04/01/20 (g)	(e)	604
250	American Builders & Contractors Supply Company, Inc., Senior Notes, 5.625%, 04/15/21 (g)	B3	245
275	Anixter Inc., Senior Notes, 5.625%, 05/01/19	Ba3	287
350	Aramark Holdings, Senior Notes, 5.75%, 03/15/20 (g)	B3	355
250	Ashtead Capital Inc., Senior Notes, 6.50%, 07/15/22 (g)	B2	261
25	CDW Corporation, Senior Secured Notes, 8%, 12/15/18	Ba3	27
1,600	CDW Escrow Corporation, Senior Subordinate Notes, 8.50%, 04/01/19	B3	1,724
275	Ceridian Corporation, Senior Notes, 8.875%, 07/15/19 (g)	B1	305
175	Cerved Technologies, Senior Notes, 6.375%, 01/15/20 (g)(EUR)	B2	223
325	Clean Harbors, Incorporated, Senior Notes, 5.125%, 06/01/21	Ba2	322
250	Clean Harbors, Incorporated, Senior Notes, 5.25%, 08/01/20	Ba2	254
625	Coinstar, Inc., Senior Notes, 6%, 03/15/19 (g)	Ba3	625
100	Equiniti Newco plc, Senior Notes, 7.125%, 12/15/18 (g)(GBP)	(e)	153
950	Europcar Groupe SA, Senior Notes, 11.50%, 05/15/17 (g)(EUR)	Caa1	1,360
1,775	First Data Corporation, Senior Notes, 6.75%, 11/01/20 (g)	B1	1,815
150	First Data Corporation, Senior Notes, 7.375%, 06/15/19 (g)	B1	155

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,775	First Data Corporation, Senior Notes, 12.625%, 01/15/21	Caa1	$1,873
175	FTI Consulting Inc., Senior Notes, 6%, 11/15/22 (g)	Ba2	178
475	FTI Consulting Inc., Senior Notes, 6.75%, 10/01/20	Ba2	500
125	Gategroup Finance (Luxembourg) S.A., Senior Notes, 6.75%, 03/01/19 (g)(EUR)	B1	160
425	Global General Merger, Inc., Senior Notes, 11%, 12/15/20 (g)	Caa1	470
125	GNet Escrow Corporation, Senior Notes, 12.125%, 07/01/18 (g)	B3	131
475	Goodman Networks, Inc., Senior Notes, 13.125%, 07/01/18 (g)	B3	503
300	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	314
600	Harbinger Group, Inc., Senior Notes, 7.875%, 07/15/19 (g)	B3	612
175	Hertz, Inc., Senior Notes, 6.25%, 10/15/22	B2	182
350	Igloo Holdings Corporation, Senior Notes, 8.25%, 12/15/17 (g)	Caa1	357
325	Iron Mountain Inc., Senior Subordinated Notes, 5.75%, 08/15/24	B1	303
175	Jaguar Holdings, Inc., Senior Notes, 9.375%, 10/15/17 (g)	Caa1	183
700	Jaguar Holdings, Inc., Senior Notes, 9.50%, 12/01/19 (g)	B3	770
100	Loxam SAS Senior Notes, 7.375%, 01/24/20 (g)(EUR)	(e)	129
350	Maxim Crane Works, L.P., Senior Notes, 12.25%, 04/15/15 (g)	Caa2	368
775	MDC Partners, Inc., Senior Notes, 6.75%, 04/01/20 (g)	B3	765
175	Rexel SA, Senior Notes, 5.125%, 06/15/20 (g)(EUR)	Ba3	228
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$425	Rexel SA, Senior Notes, 5.25%, 06/15/20 (g)	Ba3	$430
900	Safway Group Holding LLC, Senior Notes, 7%, 05/15/18 (g)	B3	877
275	Service Master Company, Senior Notes, 8%, 02/15/20	B3	274
500	Sungard Data Systems, Inc., Senior Subordinated Notes, 6.625%, 11/01/19 (g)	Caa1	501
675	Syniverse Holdings, Inc., Senior Notes, 9.125%, 01/15/19	Caa1	722
100	Techem GmbH, Senior Notes, 6.125%, 10/01/19 (g)(EUR)	Ba3	136
250	Transunion Holding Company, Inc., Senior Notes, 8.125%, 06/15/18 (g)	Caa1	261
100	Trionista HoldCo GmbH, Senior Notes, 5%, 04/30/20 (g)(EUR)	B1	128
325	United Rentals of North America, Inc., Senior Notes, 6.125%, 06/15/23	B3	326
350	UR Financing Escrow Corporation, Senior Notes, 5.75%, 07/15/18	Ba3	367
625	Verisure Holding AB, Senior Notes, 8.75%, 09/01/18 (g)(EUR)	B2	875
525	West Corporation, Senior Notes, 7.875%, 01/15/19	B3	547
1,025	West Corporation, Senior Notes, 8.625%, 10/01/18	B3	1,097
			25,140
Electronics — 5.63%
700	Core Logic, Inc., Senior Notes, 7.25%, 06/01/21	Ba3	745
800	Eagle Midco Inc., Senior Notes, 9%, 06/15/18 (g)	Caa2	784
500	Epicor Software Corporation, Senior Notes, 8.625%, 05/01/19	Caa1	512
525	Global AT&T Electronics, Ltd., Senior Notes, 10%, 02/01/19 (g)	B1	536

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$950	HD Supply, Inc., Senior Notes, 7.50%, 07/15/20 (g)	Caa1	$969
200	HD Supply, Inc., Senior Notes, 11.50%, 07/15/20	Caa1	232
950	HD Supply, Inc., Senior Subordinated Notes, 10.50%, 01/15/21	Caa2	981
1,375	iGATE Corporation, Senior Notes, 9%, 05/01/16	B2	1,432
650	Infor US, Inc., Senior Notes, 9.375%, 04/01/19	Caa1	704
225	Infor US, Inc., Senior Notes, 11.50%, 07/15/18	Caa1	254
350	NCR Corporation, Senior Notes, 4.625%, 02/15/21	Ba3	336
750	NCR Corporation, Senior Notes, 5%, 07/15/22	Ba3	724
475	Nuance Communications, Senior Notes, 5.375%, 08/15/20 (g)	Ba3	464
400	NXP B.V., Senior Notes, 5.75%, 02/15/21 (g)	B3	408
450	NXP B.V., Senior Notes, 5.75%, 03/15/23 (g)	B3	459
2,675	Sun Edison, Inc., Senior Notes, 7.75%, 04/01/19	Caa1	2,541
500	Travelport LLC, Senior Notes, 11.875%, 09/01/16	Caa3	467
1,025	Travelport LLC, Senior Notes, 13.875%, 03/01/16 (g)(h)	Caa2	1,046
			13,594
Finance — 10.00%
475	AerCap Aviation Solutions B.V., Senior Notes, 6.375%, 05/30/17	(e)	501
650	Aircastle Limited, Senior Notes, 6.25%, 12/01/19	Ba3	675
200	Aircastle Limited, Senior Notes, 6.75%, 04/15/17	Ba3	210
750	Aircastle Limited, Senior Notes, 7.625%, 04/15/20	Ba3	825
600	Aircastle Limited, Senior Notes, 9.75%, 08/01/18	Ba3	658
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$425	Air Lease Corporation, Senior Notes, 4.50%, 01/15/16	(e)	$427
800	Air Lease Corporation, Senior Notes, 6.125%, 04/01/17	(e)	830
875	Algeco Scotsman Global Finance PLC, Senior Notes, 8.50%, 10/15/18 (g)	B1	872
1,175	Ally Financial, Inc., Senior Notes, 5.50%, 02/15/17	B1	1,225
775	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	B1	891
700	CIT Group, Inc., Senior Notes, 5%, 08/15/22	Ba3	697
1,575	CIT Group, Inc., Senior Notes, 5.375%, 05/15/20	Ba3	1,618
2,125	CIT Group, Inc., Senior Notes, 5.50%, 02/15/19 (g)	Ba3	2,183
1,650	CIT Group, Inc., Senior Notes, 6.625%, 04/01/18 (g)	Ba3	1,782
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,533
900	E*Trade Financial Corporation, Senior Notes, 6.375%, 11/15/19	B2	916
625	E*Trade Financial Corporation, Senior Notes, 6.75%, 06/01/16	B2	641
350	General Motors Financial Company, Inc., Senior Notes, 3.25%, 05/15/18 (g)	Ba3	337
525	General Motors Financial Company, Inc., Senior Notes, 4.25%, 05/15/23 (g)	Ba3	490
350	General Motors Financial Company, Inc., Senior Notes, 6.75%, 06/01/18	Ba3	382
300	International Lease Finance Corporation, Senior Notes, 8.875%, 09/01/17	Ba3	338
325	LBG Capital No. 1 plc, Senior Notes, 7.588%, 05/12/20(GBP)	B1	497
250	MBIA Insurance Corporation, Surplus Notes, 11.537%, 01/15/33 (g)	Ca	216

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$225	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	$216
525	Nationstar Mortgage LLC, Senior Notes, 6.50%, 06/01/22	B2	512
400	Neuberger Berman Group LLC, Senior Notes, 5.625%, 03/15/20 (g)	Ba1	413
425	Neuberger Berman Group LLC, Senior Notes, 5.875%, 03/15/22 (g)	Ba1	431
525	Patriot Merger, Senior Notes, 9%, 07/15/21 (g)	(e)	513
550	Provident Funding Associates, L.P., Senior Notes, 6.75%, 06/15/21 (g)	Ba3	549
225	Provident Funding Associates, L.P., Senior Notes, 10.125%, 02/15/19 (g)	Ba3	249
625	Springleaf Finance Corporation, Senior Medium Term Notes, 6.90%, 12/15/17	Caa1	614
1,350	Synovus Financial Corporation, Subordinate Notes, 5.125%, 06/15/17	B3	1,323
525	Synovus Financial Corporation, Senior Notes, 7.875%, 02/15/19	B2	583
			24,147
Furnishings — .25%
250	Mohawk Industries, Inc., Senior Notes, 3.85%, 02/01/23	Ba1	241
350	Tempur-Pedic International, Inc., Senior Notes, 6.875%, 12/15/20 (g)	B3	366
			607
Groceries — .14%
325	The Pantry, Inc., Senior Notes, 8.375%, 08/01/20	Caa1	349
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Healthcare, Education and Childcare — 7.83%
$1,125	Biomet, Inc., Senior Notes, 6.50%, 08/01/20	B3	$1,159
600	CHS/Community Health Systems, Inc., Senior Notes, 5.125%, 08/15/18	Ba2	609
625	CHS/Community Health Systems, Inc., Senior Notes, 7.125%, 07/15/20	B3	646
475	CHS/Community Health Systems, Inc., Senior Notes, 8%, 11/15/19	B3	506
175	Crown Newco 3 plc, Senior Notes, 7%, 02/15/18 (g)(GBP)	B2	269
525	Davita, Inc., Senior Notes, 6.375%, 11/01/18	B2	550
775	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.625%, 07/31/19 (g)	Ba2	802
450	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.875%, 01/31/22 (g)	Ba2	472
525	HCA Holdings, Inc., Senior Notes, 6.25%, 02/15/21	B3	536
1,375	HCA, Inc., Senior Notes, 7.50%, 02/15/22	B3	1,519
375	Hologic, Inc., Senior Notes, 6.25%, 08/01/20	B2	389
475	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	475
425	Inventive Health Inc., Senior Notes, 10.75%, 08/15/18 (g)	Caa2	361
600	Inventive Health Inc., Senior Notes, 11%, 08/15/18 (g)	Caa2	510
525	Kindred Healthcare, Inc., Senior Notes, 8.25%, 06/01/19	B3	538
975	Kinetic Concepts, Inc., Senior Notes, 10.50%, 11/01/18	B3	1,048
275	Kinetic Concepts, Inc., Senior Notes, 12.50%, 11/01/19	Caa1	283
250	LifePoint Hospitals, Inc., Senior Notes, 6.625%, 10/01/20	Ba1	266
475	MedAssets, Inc., Senior Notes, 8%, 11/15/18	B3	503

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$525	Medi Partenaires SAS, Senior Notes, 7%, 05/15/20 (g)(EUR)	(e)	$653
900	Multiplan, Inc., Senior Notes, 9.875%, 09/01/18 (g)	Caa1	981
600	Select Medical Corporation, Senior Notes, 6.375%, 06/01/21 (g)	B3	570
300	Sky Growth Holdings Corporation, Senior Notes, 7.375%, 10/15/20 (g)	Caa1	302
500	Tenet Healthcare Corporation, Senior Notes, 4.50%, 04/01/21 (g)	Ba3	466
250	Truven Health Analytics, Senior Notes, 10.625%, 06/01/20 (g)	Caa1	276
175	Universal Health Services, Inc., Senior Notes, 7%, 10/01/18	B1	185
600	Universal Hospital Services, Inc., Senior Notes, 7.625%, 08/15/20	B3	627
1,900	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B1	1,876
825	Valeant Pharmaceuticals International, Senior Notes, 6.75%, 08/15/18 (g)	B1	845
500	Vanguard Health Holding Company II, LLC, Senior Notes, 7.75%, 02/01/19	B3	530
100	Voyage Care BondCo, plc, Senior Notes, 6.50%, 08/01/18 (g)(GBP)	B2	153
			18,905
Hotels, Motels, Inns and Gaming — 3.40%
375	Cirsa Funding Luxembourg S.A., Senior Notes, 8.75%, 05/15/18 (g)(EUR)	B3	492
400	City Center Holdings LLC, Senior Notes, 10.75%, 01/15/17	Caa1	432
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$825	Graton Economic Development Authority, Senior Notes, 9.625%, 09/01/19 (g)	B3	$907
300	Great Canadian Gaming Corporation, Senior Subordinated Notes, 6.625%, 07/25/22 (g)(CAD)	B1	295
1,775	MGM Resorts International, Senior Notes, 6.625%, 12/15/21	B3	1,828
625	MGM Resorts International, Senior Notes, 6.75%, 10/01/20	B3	645
375	Peninsula Gaming LLC, Senior Notes, 8.375%, 02/15/18 (g)	Caa1	391
325	Quapaw Downstream Development Authority, Senior Notes, 10.50%, 07/01/19 (g)	Caa1	340
369	Rivers Pittsburgh Borrower, L.P., Senior Notes, 9.50%, 06/15/19 (g)	B3	399
300	Ryman Hotel Properties L.P., Senior Notes, 5%, 04/15/21 (g)	B1	290
450	Seminole Tribe of Florda, Senior Notes, 7.75%, 10/01/17 (g)	Ba3	475
925	Seneca Gaming Corporation, Senior Notes, 8.25%, 12/01/18 (g)	B2	976
725	Station Casinos LLC, Senior Notes, 7.50%, 03/01/21 (g)	Caa1	729
			8,199
Insurance — 1.14%
250	Alliant Holdings I, LLC, Senior Notes, 7.875%, 12/15/20 (g)	Caa2	251
450	Centene Corporation, Senior Notes, 5.75%, 06/01/17	Ba2	470
475	CNO Financial Group Inc., Senior Notes, 6.375%, 10/01/20 (g)	Ba3	503
475	Hub International Limited, Senior Notes, 8.125%, 10/15/18 (g)	Caa2	495

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$425	Onex USI Acquisition Corporation, Senior Notes, 7.75%, 01/15/21 (g)	Caa2	$420
200	Towergate Finance plc, Senior Notes, 8.50%, 02/15/18 (g)(GBP)	B1	310
200	Towergate Finance plc, Senior Notes, 10.50%, 02/15/19 (g)(GBP)	Caa2	310
			2,759
Leisure, Amusement and Entertainment — .97%
525	Cedar Fair LP, Senior Notes, 5.25%, 03/15/21 (g)	B1	505
334	Manchester United Finance plc, Senior Notes, 8.375%, 02/01/17 (g)	(e)	354
250	NCL Corporation, Ltd., Senior Notes, 5%, 02/15/18 (g)	B2	245
600	Royal Caribbean Cruises, Ltd., Senior Notes, 5.25%, 11/15/22	Ba1	585
675	Six Flags Entertainment Corporation, Senior Notes, 5.25%, 01/15/21 (g)	B3	648
			2,337
Mining, Steel, Iron and Non-Precious Metals — 6.39%
725	AK Steel Corporation, Senior Notes, 7.625%, 05/15/20	B3	613
425	Aleris Senior Notes, 7.875%, 11/01/20	B2	436
575	Alrosa Finance S.A., Senior Notes, 7.75%, 11/03/20 (g)	Ba3	616
250	ArcelorMittal, Senior Notes, 5.75%, 08/05/20	Ba1	247
575	ArcelorMittal, Senior Notes, 6%, 03/01/21	Ba1	575
925	ArcelorMittal, Senior Notes, 6.125%, 06/01/18	Ba1	948
250	ArcelorMittal, Senior Notes, 6.75%, 02/25/22	Ba1	257
500	ArcelorMittal, Senior Notes, 10.35%, 06/01/19	Ba1	593
300	BlueScope Steel (Finance) Limited, Senior Notes, 7.125%, 05/01/18 (g)	Ba3	301
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$250	Consol Energy, Inc., Senior Notes, 8%, 04/01/17	B1	$262
525	Consol Energy, Inc., Senior Notes, 8.25%, 04/01/20	B1	553
1,150	Eldorado Gold Corporation, Senior Notes, 6.125%, 12/15/20 (g)	Ba3	1,115
525	Essar Steel Algoma Inc., Senior Notes, 9.875%, 06/15/15 (g)	Caa2	402
1,225	FMG Resources Pty. Ltd., Senior Notes, 7%, 11/01/15 (g)	B1	1,234
1,225	Foresight Energy LLC, Senior Notes, 9.625%, 08/15/17 (g)	Caa1	1,298
700	JMC Steel Group, Inc., Senior Notes, 8.25%, 03/15/18 (g)	B3	683
450	Magnetation LLC, Senior Notes, 11%, 05/15/18 (g)	B3	444
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	454
625	Peabody Energy Corporation, Senior Notes, 6%, 11/15/18	Ba1	627
175	Peabody Energy Corporation, Senior Notes, 6.25%, 11/15/21	Ba1	169
775	Ryerson Inc., Senior Secured Notes, 9%, 10/15/17 (g)	Caa2	787
1,150	Ryerson Inc., Senior Secured Notes, 11.25%, 10/15/18 (g)	Caa3	1,161
775	Severstal Columbus LLC, Senior Notes, 10.25%, 02/15/18	B3	804
325	Steel Dynamics, Senior Notes, 6.125%, 08/15/19 (g)	Ba2	345
525	United States Steel Corporation, Senior Notes, 6.875%, 04/01/21	B1	508
			15,432
Oil and Gas — 17.00%
950	Access Midstream Partners, L.P., Senior Notes, 4.875%, 05/15/23	Ba3	881
700	AES Corporation, Senior Notes, 4.875%, 05/15/23	Ba3	653

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$525	AmeriGas Finance LLC, Senior Notes, 7%, 05/20/22	Ba2	$538
1,325	Antero Resources Finance Corporation, Senior Notes, 6%, 12/01/20	B2	1,305
1,100	Antero Resources Finance Corporation, Senior Notes, 7.25%, 08/01/19	B2	1,141
450	Approach Resources, Inc., Senior Notes, 7%, 06/15/21	B3	453
1,150	Athlon Holdings L.P., Senior Notes, 7.375%, 04/15/21 (g)	Caa1	1,144
825	Bill Barrett Corporation, Senior Notes, 7%, 10/15/22	B1	829
1,275	Bill Barrett Corporation, Senior Notes, 7.625%, 10/01/19	B1	1,320
400	Bonanza Creek Energy, Inc., Senior Notes, 6.75%, 04/15/21 (g)	B3	403
325	Chesapeake Energy Corp., Senior Notes, 3.25%, 03/15/16	Ba3	323
350	Chesapeake Energy Corp., Senior Notes, 5.375%, 06/15/21	Ba3	352
850	Chesapeake Energy Corp., Senior Notes, 5.75%, 03/15/23	Ba3	858
1,275	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	Ba3	1,262
300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	Ba3	323
1,025	Continental Resources, Inc., Senior Notes, 4.50%, 04/15/23 (g)	Ba2	994
450	Continental Resources, Inc., Senior Notes, 5%, 09/15/22	Ba2	457
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$175	Crosstex Energy L.P., Senior Notes, 7.125%, 06/01/22	B2	$178
225	Crosstex Energy L.P., Senior Notes, 8.875%, 02/15/18	B2	239
625	DPL, Inc., Senior Notes, 6.50%, 10/15/16	Ba1	652
800	DPL, Inc., Senior Notes, 7.25%, 10/15/21	Ba1	816
800	El Paso Corporation, Senior Notes, 7.75%, 01/15/32	Ba2	854
200	El Paso Corporation, Senior Notes, 7.80%, 08/01/31	Ba2	212
500	Exterran Holdings, Inc., Senior Notes, 6%, 04/01/21 (g)	B2	494
1,875	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B2	1,889
573	Frac Tech Services, Seniro Notes, 8.125%, 11/15/18 (g)	Ba3	596
200	Globe Luxembourg SCA, Senior Notes, 9.625%, 05/01/18 (g)	B3	198
400	Hercules Offshore Inc., Senior Notes, 8.75%, 07/15/21 (g)	B3	400
200	Inergy Midstream, L.P., Senior Notes, 6%, 12/15/20 (g)	B1	193
600	Laredo Petroleum, Inc., Senior Notes, 7.375%, 05/01/22 B3	B3	633
1,650	MarkWest Energy Partners, L.P., Senior Notes, 4.50%, 07/15/23	Ba3	1,481
625	Newfield Exploration Company, Senior Subordinated Notes, 5.75%, 01/30/22	Ba1	623
1,350	OGX Austria GMBH, Senior Notes, 8.50%, 06/01/18 (g)	B2	435
220	Pacific Rubiales Energy Corporation, Senior Notes 5.125%, 03/28/23 (g)	Ba2	208
775	PBF Holding Company LLC, Senior Notes, 8.25%, 02/15/20	Ba3	812

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,400	PDC Energy, Senior Notes, 7.75%, 10/15/22 (g)	B3	$1,445
700	Penn Virginia Corporation, Senior Notes, 6.50%, 05/15/21 (g)	B2	669
725	Penn Virginia Corporation, Senior Notes, 8.375%, 06/01/20	B2	761
800	Penn Virginia Corporation, Senior Notes, 8.50%, 05/01/20 (g)	Caa1	776
325	Penn Virginia Resources Partners, L.P., Senior Notes, 8.25%, 04/15/18	B2	336
1,600	QEP Resources, Inc., Senior Notes, 5.25%, 05/01/23	Ba1	1,560
700	Range Resources Corporaiton, Senior Subordinated Notes, 5%, 03/15/23	Ba3	679
600	Regency Energy Partners, L.P., Senior Notes, 4.50%, 11/01/23 (g)	B1	546
350	Regency Energy Partners, L.P., Senior Notes, 5.50%, 04/15/23	B1	346
1,075	Rockies Express Pipeline LLC, Senior Notes, 6%, 01/15/19 (g)	Ba2	970
50	Rockies Express Pipeline LLC, Senior Notes, 6.85%, 07/15/18 (g)	Ba2	47
600	Rosetta Resources Inc., Senior Notes, 5.625%, 05/01/21	B2	586
450	Samson Investment Company, Senior Notes, 10%, 02/15/20 (g)	B3	474
275	Sandridge Energy, Inc., Senior Notes, 7.50%, 03/15/21	B2	263
300	Sandridge Energy, Inc., Senior Notes, 7.50%, 02/15/23	B2	286
575	SESI LLC, Senior Notes, 6.375%, 05/01/19	Ba2	595
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$500	SESI LLC, Senior Notes, 7.125%, 12/15/21	Ba2	$541
650	SM Energy Company, Senior Notes, 5%, 01/15/24 (g)	Ba3	611
325	SM Energy Company, Senior Notes, 6.50%, 11/15/21	Ba3	341
575	SM Energy Company, Senior Notes, 6.50%, 01/01/23	Ba3	604
225	SM Energy Company, Senior Notes, 6.625%, 02/15/19	Ba3	233
125	Suburban Propane Partners, L.P., Senior Notes, 7.375%, 03/15/20	Ba3	130
200	Suburban Propane Partners, L.P., Senior Notes, 7.375%, 08/01/21	Ba3	206
1,100	Swift Energy Company, Senior Notes, 7.875%, 03/01/22	B3	1,097
650	Swift Energy Company, Senior Notes, 8.875%, 01/15/20	B3	668
387	Targa Resources Partners L.P., Senior Notes, 6.375%, 08/01/22	Ba3	404
475	Tervita Corporation, Senior Notes, 8%, 11/15/18 (g)	B2	468
575	Tervita Corporation, Senior Notes, 9.75%, 11/01/19 (g)	Caa2	535
475	Western Refining, Inc., Senior Notes, 6.25%, 04/01/21 (g)	B2	466
250	WPX Energy, Inc., Senior Notes, 6%, 01/15/22	Ba1	253
			41,045
Personal, Food and Miscellaneous Services — 1.50%
400	Central Garden & Pet Company, Senior Subordinated Notes, 8.25%, 03/01/18	B2	405
60	CKE Restaurants, Senior Notes, 11.375%, 07/15/18	B2	62
125	Elior Finance & Co. SCA, Senior Notes, 6.50%, 05/01/20 (g)(EUR)	B3	166

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	Fiesta Restaurant Group, Senior Notes, 8.875%, 08/15/16	B2	$479
950	Laureate Education, Senior Notes, 9.25%, 09/01/19 (g)	Caa1	1,021
500	Realogy Corporation, Senior Notes, 3.375%, 05/01/16 (g)	Caa2	484
125	Realogy Corporation, Senior Notes, 9%, 01/15/20 (g)	Caa1	139
250	Seminole Hard Rock Entertainment, Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	238
575	Wok Acquisition Corporation, Senior Notes, 10.25%, 06/30/20 (g)	Caa1	621
			3,615
Personal Non-Durable Consumer Products — 1.19%
160	Avon Products, Inc., Senior Notes 4.60%, 03/15/20	Baa2	161
195	Avon Products, Inc., Senior Notes 5%, 03/15/23	Baa2	193
425	Boardriders S.A., Senior Notes, 8.875%, 12/15/17 (g)(EUR)	B2	553
375	Mead Products, Senior Notes, 6.75%, 04/30/20	B1	376
225	Spectrum Brands Escrow, Senior Notes, 6.375%, 11/15/20 (g)	B3	237
200	Spectrum Brands Escrow, Senior Notes, 6.625%, 11/15/22 (g)	B3	212
275	Spring Industries, Inc., Senior Notes, 6.25%, 06/01/21 (g)	B2	267
875	Sun Products Corporation, Senior Notes, 7.75%, 03/15/21 (g)	Caa1	866
			2,865
Personal Transportation — 1.55%
135	American Airlines, Senior Notes, 4%, 01/15/27 (g)	(e)	128
140	American Airlines, Senior Notes, 5.625%, 01/15/21 (g)	(e)	138
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$170	Continental Airlines, Inc., Senior Notes, 7.25%, 05/10/21	Baa2	$197
100	Continental Airlines, Inc., Senior Notes, 9.25%, 11/10/18	Ba2	111
150	Northwest Airlines 7.575%, 09/01/20	(e)	172
1,300	United Airlines, Inc., Senior Notes, 6.75%, 09/15/15 (g)	Ba2	1,341
525	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	B2	515
145	US Airways, Inc., Senior Notes, 4.625%, 12/03/26	Ba1	143
975	US Airways Group, Inc., Senior Notes 6.125%, 06/01/18	Caa2	921
65	US Airways, Inc., Senior Notes, 6.75%, 12/03/22	B1	68
			3,734
Printing and Publishing — 1.06%
400	Cengage Learning Acquisitions, Inc., Senior Notes, 11.50%, 04/15/20 (g)	Caa2	296
100	Dex Media Inc., Senior Subordinated Notes, 14%, 01/29/17 (h)	Caa3	66
850	Getty Images, Inc., Senior Notes, 7%, 10/15/20 (g)	Caa1	825
500	McGraw Hill Global, Senior Notes, 9.75%, 04/01/21 (g)	B2	511
875	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B3	868
			2,566
Retail Stores — 4.78%
525	CDR DB Sub, Inc., Senior Notes, 7.75%, 10/15/20 (g)	Caa2	526
975	Claire's Escrow Corporation, Senior Notes, 9%, 03/15/19 (g)	B2	1,073
250	Claire's Stores, Inc., Senior Notes, 6.125%, 03/15/20 (g)	B2	244
875	Claire's Stores, Inc., Senior Notes, 7.75%, 06/01/20 (g)	Caa2	849

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$250	CST Brands, Inc., Senior Notes, 5%, 05/01/23 (g)	Ba2	$244
1,275	Gymboree Corporation, Senior Notes, 9.125%, 12/01/18	Caa2	1,189
500	Jo-Ann Stores Holdings Inc., Senior Notes, 8.125%, 03/15/19 (g)	Caa1	509
625	Jo-Ann Stores Holdings Inc., Senior Notes, 9.75%, 10/15/19 (g)	Caa1	650
550	New Academy Finance Company LLC 8%, 06/15/18 (g)	Caa1	561
325	New Look Bondco I plc, Senior Notes, 8.375%, 05/14/18 (g)	B1	317
400	99 Cents Only Stores, Senior Notes, 11%, 12/15/19	Caa1	448
900	JC Penney Corporation, Senior Notes, 7.65%, 08/15/16	Caa2	864
725	JC Penney Corporation, Senior Notes, 7.95%, 04/01/17	Caa2	700
400	Penske Automotive Group, Inc., Senior Subordinated Notes, 5.75%, 10/01/22	B2	408
125	Radio Shack Corporation, Senior Notes 6.75%, 05/15/19	Caa2	89
850	Rite Aid Corporation, Senior Notes, 6.75%, 06/15/21 (g)	Caa2	835
650	Rite Aid Corporation, Senior Notes, 7.70%, 02/15/27	Caa2	643
1,250	Rite Aid Corporation, Senior Notes, 9.25%, 03/15/20	Caa2	1,378
			11,527
Telecommunications — 13.01%
775	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g)(GBP)	B3	1,219
1,300	Century Link, Inc., Senior Notes, 5.625%, 04/01/20	Ba2	1,318
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$375	Century Link, Inc., Senior Notes, 6.45%, 06/15/21	Ba2	$391
425	Clearwire Communications LLC, Senior Notes, 12%, 12/01/17 (g)	Caa3	489
825	Cricket Communications, Inc., Senior Notes, 7.75%, 10/15/20	Caa1	796
950	Crown Castle International Corporation, Senior Notes, 5.25%, 01/15/23	B1	910
625	Digicel Limited, Senior Notes, 6%, 04/15/21 (g)	B1	597
400	Digicel Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	414
450	Digicel Limited, Senior Notes, 10.50%, 04/15/18 (g)	Caa1	477
175	Earthlink Inc., Senior Notes, 7.375%, 06/01/20 (g)	Ba3	168
325	Earthlink Inc., Senior Notes, 8.875%, 05/15/19	B3	316
225	Eircom Finance Ltd., Senior Notes, 9.25%, 05/15/20 (g)(EUR)	Caa1	270
600	Equinix, Inc., Senior Notes, 5.375%, 04/01/23	Ba3	588
1,000	Equinix, Inc., Senior Notes, 7%, 07/15/21	Ba3	1,085
775	Hughes Satellite Systems, Inc., Senior Notes, 6.50%, 06/15/19	Ba3	829
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	825
800	Intelsat Jackson Holdings Ltd., Senior Notes, 5.50%, 08/01/23 (g)	B3	748
425	Intelsat (Luxembourg) S.A., Senior Notes, 6.75%, 06/01/18 (g)	Caa2	427
1,000	Intelsat (Luxembourg) S.A., Senior Notes, 7.75%, 6/01/21 (g)	Caa2	1,007
500	Intelsat (Luxembourg) S.A., Senior Notes, 8.125%, 06/01/23 (g)	Caa2	514

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$200	Interxion Holding, NV, Senior Notes, 6%, 07/15/20 (g)(EUR)	B2	$258
650	Level 3 Financing, Inc., Senior Notes, 8.625%, 07/15/20	B3	692
200	Level 3 Communications, Inc., Senior Notes, 8.875%, 06/01/19	Caa2	209
675	Matterhorn Mobile S.A., Senior Notes, 7.75%, 02/15/20 (g)(EUR)	Caa1	861
500	Matterhorn Mobile S.A., Senior Notes, 9%, 04/15/19 (g)(EUR)	(e)	631
1,350	MetroPCS Wireless, Senior Notes, 6.25%, 04/01/21 (g)	Ba3	1,374
275	Millicom International Cellular S.A., Senior Notes, 4.75%, 05/22/20 (g)	Ba2	261
725	NII Capital Corporation, Senior Notes, 7.625, 04/01/21	Caa2	560
550	NII International Telecom, Senior Notes, 7.875%, 08/15/19 (g)	B2	516
225	NII Capital Corporation, Senior Notes, 8.875%, 12/15/19	Caa2	191
525	NII Capital Corporation, Senior Notes, 10%, 08/15/16	Caa2	511
425	Sable International Finance Limited, Senior Notes, 7.75%, 02/15/17 (g)	Ba2	441
200	Sable International Finance Limited, Senior Notes, 8.75%, 02/01/20 (g)	Ba2	219
471	SBA Telecommunications, Inc., Senior Notes, 8.25%, 08/15/19	B1	509
975	Softbank Corporation, Senior Notes, 4.50%, 04/15/20 (g)	Baa3	937
1,350	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	B3	1,299
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$600	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	B3	$661
800	Sprint Nextel Corporation, Senior Notes, 6%, 11/15/22	B3	782
2,225	Sprint Nextel Corporation, Senior Notes, 9%, 11/15/18 (g)	Ba3	2,598
475	Sprint Nextel Corporation, Senior Notes, 11.50%, 11/15/21	B3	632
325	TW Telecom Holdings, Inc., Senior Notes, 5.375%, 10/01/22	B1	323
375	ViaSat, Inc., Senior Notes, 6.875%, 06/15/20	B2	394
305	Vimpelcom Holdings, Senior Notes, 5.20%, 02/13/19 (g)	Ba3	295
550	Vimpelcom Holdings, Senior Notes, 7.504%, 03/01/22 (g)	Ba3	569
300	Vimpelcom Holdings, Senior Notes, 7.748%, 02/02/21 (g)	Ba3	320
475	Wind Acquistion Holdings Finance S.A., Senior Notes, 6.50%, 04/30/20 (g)	Ba3	470
1,450	Wind Acquistion Holdings Finance S.A., Senior Notes, 11.75%, 07/15/17 (g)	B3	1,508
			31,409
Textiles and Leather — .81%
750	Hanesbrands, Inc., Senior Notes, 6.375%, 12/15/20	Ba3	799
275	Levi Strauss & Co., Senior Notes, 6.875%, 05/01/22	B1	298
200	Levi Strauss & Co., Senior Notes, 7.625%, 05/15/20	B1	215
450	PVH Corporation, Senior Notes, 4.50%, 12/15/22	Ba3	426
200	Wolverine World Wide, Inc., Senior Notes, 6.125%, 10/15/20 (g)	B2	208
			1,946

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2013 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Utilities — 3.08%
$900	Calpine Corporation, Senior Notes, 7.50%, 02/15/21 (g)	B1	$958
1,175	GenOn Escrow Corporation, Senior Notes, 7.875%, 06/15/17	B2	1,245
1,750	GenOn Escrow Corporation, Senior Notes, 9.50%, 10/15/18	B2	1,934
550	Infinis Plc, Senior Notes, 7%, 02/15/19 (g)(GBP)	Ba3	824
700	Israel Electric Corporation Limited, Senior Notes, 5.625%, 06/21/18 (g)	Baa3	710
550	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23 (g)	B1	547
275	Sabine Pass Liquifaction LLC, Senior Notes, 5.625%, 04/15/23 (g)	Ba3	259
700	Sabine Pass LNG, L.P., Senior Notes, 6.50%, 11/01/20 (g)	B1	705
225	Sabine Pass LNG, L.P., Senior Notes, 7.50%, 11/30/16	B1	242
			7,424
	Total Corporate Debt Securities (Total cost of $332,462)		334,995
CONVERTIBLE DEBT SECURITIES — .14% (d)(i)
Retail Stores — .14%
350	Radio Shack Corporation, Senior Notes 2.50%, 08/01/13 (g)	Caa2	343
	Total Convertible Debt Securities (Total cost of $328)		343
Shares
PREFERRED STOCK — .94% (d)(i)
Automobile — .35%
17,400	General Motors Company, Convertible, 4.75%	(e)	838
Shares		Moody's Rating (Unaudited)	Value (Note 1)
Broadcasting and Entertainment — .15%
495	Spanish Broadcasting System, Inc., 10.75% (a)	Caa3	$361
Containers, Packaging and Glass — 0%
1,975	Smurfit-Stone Container Corporation, 7%, (c)(f) ESC	(e)	—
Finance — .44%
1,125	Ally Financial, Inc., 7% (g)	B3	1,069
	Total Preferred Stock (Total cost of $2,129)		2,268
	TOTAL INVESTMENTS — 139.84% (d) (Total cost of $334,919)		337,606
	CASH AND OTHER ASSETS LESS LIABILITIES — (39.84)% (d)		(96,185)
	NET ASSETS — 100.00%		$241,421

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 2013 was $0.

(d)  Percentages indicated are based on total net assets to common shareholders of $241,421.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $166,395 as of June 30, 2013.

(h)  Pay-In-Kind

(i)  All of the Fund's investments and other assets are pledged as collateral in accordance with the Bank Credit Agreement (Note 4).

(CAD)  Canadian Dollar

(CHF)  Swiss Franc

(EUR)  Euro

(GBP)  British Pound

ESC  Escrow Cusip. Represents a beneficial interest to account for possible future payments by the company. Interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2013 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $334,919 see Schedule of Investments and Note 1)	$337,606
CASH	270
RECEIVABLES:
Investment securities sold	2,651
Interest and dividends	6,093
PREPAID EXPENSES	40
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 8)	280
Total assets	$346,940
Liabilities:
CREDIT AGREEMENT (Note 4)	$100,000
PAYABLES:
Investment securities purchased	5,135
Dividend on common stock	102
Interest on loan (Note 4)	73
ACCRUED EXPENSES (Note 3)	209
Total liabilities	$105,519
Net Assets	$241,421
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	268,431
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	2,035
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(32,246)
NET UNREALIZED APPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	2,967
Net Assets Applicable To Common Stock (Equivalent to $10.33 per share, based on 23,368,918 shares outstanding)	$241,421

Statement of Operations
For the Six Months Ended
June 30, 2013 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$11,640
Dividend income	96
Other income	50
Total investment income	$11,786
Expenses:
Cost of leverage:
Interest expense (Note 4)	$523
Loan fees (Note 4)	8
Total cost of leverage	$531
Professional services:
Investment Advisor (Note 3)	$579
Legal	163
Custodian and transfer agent	141
Audit	28
Total professional services	$911
Administrative:
Directors	$284
General administrative (Note 7)	252
Insurance	71
Shareholder communications	22
Miscellaneous	14
NYSE	13
Total administrative	$656
Total expenses	$2,098
Net investment income	$9,688
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments and currencies, net	$7,857
Change in net unrealized appreciation on investments and other financial instruments	$(13,628)
Net loss on investments	$(5,771)
Net increase in net assets resulting from operations	$3,917

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
From Operations:
Net investment income	$9,688	$21,658
Realized gain on investments and currencies, net	7,857	5,113
Change in net unrealized appreciation on investments and other financial instruments	(13,628)	16,887
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	—	(168)
Net increase in net assets resulting from operations	$3,917	$43,490
From Fund Share Transactions:
Net asset value of 43,738 and 190,565 shares issued to common stockholders for reinvestment of dividends in 2013 and 2012	468	1,955
Distributions to Common Stockholders:
From net investment income ($.33 and $.97 per share in 2013 and 2012, respectively)	$(7,595)	$(22,470)
Total net increase (decrease) in net assets	$(3,210)	$22,975
Net Assets Applicable to Common Stock:
Beginning of period	$244,631	$221,656
End of period (Including $2,035 and $249 of undistributed net investment income at June 30, 2013 and December 31, 2012, respectively)	$241,421	$244,631

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b)

	For the Six Months Ended June 30, 2013	For the Years Ended December 31,
	(Unaudited)	2012	2011	2010	2009	2008
NET ASSET VALUE:
Beginning of period	$10.49	$9.58	$10.17	$9.44	$5.75	$9.70
NET INVESTMENT INCOME	.41	.93	1.03	1.06	1.06	1.10
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.24)	.96	(.57)	.73	3.65	(4.00)
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (c)	—	(.01)	(.01)	(.03)	(.12)	(.20)
TOTAL FROM INVESTMENT OPERATIONS	.17	1.88	.45	1.76	4.59	(3.10)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.33)	(.97)	(1.04)	(1.03)	(.90)	(.85)
TOTAL DISTRIBUTIONS	(.33)	(.97)	(1.04)	(1.03)	(.90)	(.85)
NET ASSET VALUE:
End of period	$10.33	$10.49	$9.58	$10.17	$9.44	$5.75
PER SHARE MARKET VALUE:
End of period	$10.06	$10.45	$10.21	$9.96	$9.05	$4.50
TOTAL INVESTMENT RETURN†	(.67)%	12.18%	13.61%	22.02%	126.88%	(40.53)%

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b) — Continued

	For the Six Months Ended June 30, 2013		For the Years Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$241,421		$244,631	$221,656	$234,624	$217,224	$132,539
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)(c)	—		—	$85,425	$85,425	$85,425	$85,425
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)(c)	$241,421		$244,631	$307,081	$320,049	$302,649	$217,964
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.42	%**	.06%	—	—	—	—
Ratio of preferred and other leverage expenses to average net assets*	.01	%**	.04%	.04%	.05%	.04%	.15%
Ratio of operating expenses to average net assets*	1.25	%**	1.38%	1.42%	1.92%	1.55%	1.30%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.68	%**	1.48%	1.46%	1.97%	1.59%	1.45%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	7.78	%**	9.07%	10.10%	10.66%	13.59%	13.13%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (c)	—		1.13%	1.07%	1.43%	1.07%	.92%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (c)	—		6.94%	7.41%	7.76%	9.20%	8.31%
PORTFOLIO TURNOVER RATE	35.47%		69.91%	58.91%	79.02%	81.05%	57.08%

  (a)  Dollars in thousands.

  (b)  The per share data for 2008 has been adjusted to reflect a 1 for 5 reverse stock split in 2009.

  (c)  In November 2012, the preferred stock was redeemed. See Note 5 to the financial statements.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  **  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	June 30, 2013	As of December 31,
	(Unaudited)	2012	2011	2010	2009	2008
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$—	$—	$85,425,000	$85,425,000	$85,425,000	$85,425,000
Credit Agreement	$100,000,000	$85,425,000	—	—	—	—
ASSET COVERAGE: Per Preferred Stock Share (1)	$—	$—	$89,869	$93,664	$88,572	$63,788
Per $1,000 borrowed under Credit Agreement (2)	$3,414	$3,864	—	—	—	—
Credit Agreement Asset Coverage (3)	341%	386%	—	—	—	—
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (4)(5)	$—	$—	$25,000	$25,000	$25,000	$25,000
LIQUIDATION VALUE: Per Preferred Stock Share (4)(5)	$—	$—	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of preferred shares outstanding.

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (3)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

  (4)  Plus accumulated and unpaid dividends.

  (5)  In January 2008, the Fund repurchased 600 shares of preferred stock at a price of $25,000 per share. In October 2008, the Fund accepted an unsolicited offer to buy back and retire 1,183 shares of preferred stock at a price of $16,250 per share. The Fund realized a gain of $10,351,000 on this transaction. In November 2012, the Fund redeemed all outstanding shares of its preferred stock at the liquidation preference per share of $25,000. See Note 5 to the financial statements.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2013 (Unaudited)
Cash Flows From Operating Activities: (Dollars in thousands)
Purchases of portfolio securities	$(448,001)
Sales and maturities of portfolio securities	430,033
Interest and dividends received	11,486
Other income	50
Operating expenses paid	(2,259)
Net cash used by operating activities	$(8,691)
Cash Flows From Financing Activities:
Credit facility borrowings	14,575
Common stock dividends	(12,980)
Net cash provided by financing activities	$1,595
Net Decrease in Cash	$(7,096)
Cash at Beginning of Period	7,366
Cash at End of Period	$270
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating Activities:
Purchases of portfolio securities	$(448,001)
Sales and maturities of portfolio securities	430,033
Net increase in net assets resulting from operations	3,917
Amortization of interest	155
Net realized gain on investments and currencies	(7,857)
Change in net unrealized appreciation on investments and other financial instruments	13,628
Increase in interest and dividend receivable	(405)
Decrease in prepaid expenses	59
Decrease in accrued expenses and other payables	(220)
Net cash used by operating activities	$(8,691)
Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herin consist of reinvestment of dividend distributions	$468

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2013 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not yet available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by one or more securities dealers and brokers. Other investments, for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2013 (Unaudited)

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2013 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$335,338	$—	$335,338
Preferred Stock
Automobile	838	—	—	838
Broadcasting and Entertainment	—	361	—	361
Containers, Packaging and Glass	—	—	—	—

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2013 (Unaudited)

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Finance	$—	$1,069	$—	$1,069
Total Investments	$838	$336,768	$—	$337,606
Forward Currency Exchange Contracts	$—	$277	$—	$277

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The Fund owns one Level 3 security with a value of zero at June 30, 2013. The value was determined by the Valuation Committee of the Fund's investment Advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation have taken into account litigation involving the security with no settlement expected for the foreseeable future. The security is not trading and there is no guarantee that holders will receive any distribution. The security will continue to be valued at zero until trading commences, the occurrence of company-specific or industry events, or other market factors suggest the value should be changed.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Equity Securities
Balance, December 31, 2012	$—
Sales	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Transfers to Level 3 from Level 2	—
Balance, June 30, 2013	$—

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the six months ended June 30, 2013, the Fund recognized no transfers to Level 1 from Level 2.

(2) Tax Matters and Distributions

At June 30, 2013, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $335,184,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $8,408,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $5,986,000. Net unrealized gain on investments for tax purposes at June 30, 2013 was approximately $2,422,000.

At December 31, 2012, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$13,487,000	December 31, 2016
26,830,000	December 31, 2017
$40,317,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $22,638,000 and $24,188,000 in 2012 and 2011, respectively, was from ordinary income.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2013 (Unaudited)

As of December 31, 2012, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$174,000
Unrealized Gain	16,577,000
Capital Losses Carry Forward	(40,317,000)
$(23,566,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2012, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$41,000
Accumulated net realized loss from securities transactions	$(36,000)
Capital in excess of par value	$(5,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009-2011, or expected to be taken in the Fund's 2012 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $579,000 in management fees during the six months ended June 30, 2013. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At June 30, 2013, the fee payable to T. Rowe Price was approximately $96,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

On October 10, 2012 the Fund entered into a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On November 8, 2012 the Fund borrowed $85,425,000 through this credit facility to finance the scheduled redemption of all outstanding shares of its auction term preferred stock. On May 14, 2013 the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2013 (Unaudited)

Fund borrowed an additional $14,575,000. The credit facility provides for an initial term of one year and may be extended with respect to amounts outstanding at the end of the initial term for an additional year at the option of the Fund. Amounts borrowed under the credit facility will bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.093% and will be in effect until July 8, 2013 at which time the rate will be reset. For the six months ended June 30, 2013 the weighted average rate on the loan was approximately 1.168% and the maximum amount borrowed during the period was $100,000,000. On June 30, 2013 the total amount outstanding on the loan was $100,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2013 the Fund paid approximately $8,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Auction Term Preferred Stock (ATP)

The Fund announced that on November 9, 2012 it consummated, as provided under the terms of its charter, the scheduled redemption of all outstanding shares of its ATP at the liquidation preference per share of $25,000, plus all accrued and unpaid dividends to the date of redemption. As discussed in footnote 4, the aggregate amount of the redemption was financed through a credit facility with The Bank of Nova Scotia.

(6) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2013 were approximately:

Cost of purchases	$138,391,000
Proceeds of sales or maturities	$118,202,000

(7) Related Party Transactions

The Fund paid approximately $147,000 during the six months ended June 30, 2013 to two officers of the Fund for the provision of certain administrative services.

(8) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2013 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive		Deliver		Unrealized Appreciation (Depreciation)
State Street Bank	7/10/13	USD	162	GBP	106	$1
Royal Bank of Scotland	7/10/13	USD	1,811	GBP	1,188	4
Royal Bank of Scotland	7/10/13	USD	447	GBP	292	4
Citibank	7/10/13	USD	207	GBP	136	—
State Street Bank	7/10/13	USD	244	GBP	160	1
UBS AG	7/10/13	USD	127	GBP	82	2
State Street Bank	7/10/13	USD	681	GBP	437	16
State Street Bank	7/10/13	USD	276	GBP	182	—
State Street Bank	7/10/13	USD	459	GBP	303	(2)
JPMorgan Chase	7/10/13	USD	152	GBP	100	—
Barclays Capital	7/10/13	GBP	426	USD	662	(14)
Morgan Stanley	8/12/13	USD	496	CHF	480	(12)
State Street Bank	8/12/13	CHF	29	USD	31	(1)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2013 (Unaudited)

Counterparty	Settlement Date	Receive		Deliver		Unrealized Appreciation (Depreciation)
State Street Bank	9/12/13	USD	15,183	EUR	11,455	$268
Merrill Lynch	9/12/13	USD	281	EUR	211	6
Goldman Sachs	9/12/13	USD	187	EUR	140	5
State Street Bank	9/12/13	USD	122	EUR	92	2
Barclays Capital	9/12/13	USD	131	EUR	100	1
State Street Bank	9/12/13	USD	384	EUR	295	1
State Street Bank	9/12/13	EUR	128	USD	172	(5)
Net unrealized gain on open forward currency exchange contracts						$277

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2013 was as follows:

	Asset Derivatives June 30, 2013
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$277

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2013 was as follows:

Amount of Realized Loss on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$(255)
Change in Unrealized Depreciation on Derivatives
Change in net unrealized appreciation on investments and other financial instruments
Forward currency contracts	$507

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2013.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that its investment adviser is able to claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and is therefore not subject to regulation as a pool operator under the Commodity Exchange Act with respect to its management of the Fund.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Marguerite A. Piret

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

THIS PAGE INTENTIONALLY LEFT BLANK

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2013

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

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Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	September 3, 2013

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